Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2023, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,551,159 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 5 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$669,857,875
Aggregate Outstanding Principal Balance – Treasury Bill	$35,897,244
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	5.36%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$584,339,284
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.23%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$49,621,347
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	7.41%
Number of Borrowers	20,208
Average Outstanding Principal Balance Per Borrower	$33,148
Number of Loans	36,966
Average Outstanding Principal Balance Per Loan – Treasury Bill	$45,040
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,680
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$43,642
Weighted Average Remaining Term to Scheduled Maturity	175 months
Weighted Average Annual Interest Rate	4.57%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	7,682	$100,103,513	14.9%
3.01% to 3.50%	9,523	114,375,108	17.1
3.51% to 4.00%	6,763	106,829,846	15.9
4.01% to 4.50%	7,934	161,745,945	24.1
4.51% to 5.00%	1,452	32,856,957	4.9
5.01% to 5.50%	604	15,060,158	2.2
5.51% to 6.00%	409	11,192,657	1.7
6.01% to 6.50%	397	14,374,851	2.1
6.51% to 7.00%	594	18,325,818	2.7
7.01% to 7.50%	262	9,731,472	1.5
7.51% to 8.00%	492	21,601,206	3.2
8.01% to 8.50%	558	43,640,417	6.5
Equal to or greater than 8.51%	296	20,019,926	3.0

Total	36,966	$669,857,875	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Principal Balance Range of Outstanding	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,429	$10,919,218	1.6%
$5,000.00-$ 9,999.99	2,949	21,713,412	3.2
$10,000.00-$14,999.99	2,229	27,619,990	4.1
$15,000.00-$19,999.99	1,737	30,290,267	4.5
$20,000.00-$24,999.99	1,373	30,672,417	4.6
$25,000.00-$29,999.99	1,142	31,298,051	4.7
$30,000.00-$34,999.99	900	29,227,370	4.4
$35,000.00-$39,999.99	736	27,537,745	4.1
$40,000.00-$44,999.99	634	26,850,932	4.0
$45,000.00-$49,999.99	490	23,208,771	3.5
$50,000.00-$54,999.99	431	22,607,449	3.4
$55,000.00-$59,999.99	365	20,998,199	3.1
$60,000.00-$64,999.99	303	18,916,004	2.8
$65,000.00-$69,999.99	242	16,321,428	2.4
$70,000.00-$74,999.99	194	14,048,824	2.1
$75,000.00-$79,999.99	181	14,019,614	2.1
$80,000.00-$84,999.99	164	13,521,862	2.0
$85,000.00-$89,999.99	161	14,098,443	2.1
$90,000.00-$94,999.99	128	11,818,018	1.8
$95,000.00-$99,999.99	113	11,034,442	1.6
$100,000.00 and above	1,307	253,135,420	37.8

Total	20,208	$669,857,875	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	34,790	$616,837,397	92.1%
31-60 days	703	16,484,648	2.5
61-90 days	410	11,573,884	1.7
91-120 days	243	7,302,213	1.1
121-150 days	175	4,732,842	0.7
151-180 days	142	2,707,414	0.4
181-210 days	91	1,703,441	0.3
Greater than 210 days	412	8,516,036	1.3

Total	36,966	$669,857,875	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	160	$45,065	*
4 to 12	561	427,093	0.1%
13 to 24	3,537	5,017,920	0.7
25 to 36	2,230	6,063,011	0.9
37 to 48	1,834	7,258,620	1.1
49 to 60	1,487	8,029,387	1.2
61 to 72	1,336	8,974,588	1.3
73 to 84	3,552	24,661,002	3.7
85 to 96	1,750	17,618,535	2.6
97 to 108	1,504	17,240,687	2.6
109 to 120	1,892	27,983,983	4.2
121 to 132	2,258	43,497,057	6.5
133 to 144	4,529	88,867,183	13.3
145 to 156	2,297	61,049,807	9.1
157 to 168	1,700	48,111,058	7.2
169 to 180	1,449	49,482,783	7.4
181 to 192	963	35,807,939	5.3
193 to 204	886	37,103,015	5.5
205 to 216	696	30,652,719	4.6
217 to 228	425	17,386,923	2.6
229 to 240	410	18,188,440	2.7
241 to 252	266	12,195,212	1.8
253 to 264	175	7,834,934	1.2
265 to 276	148	8,294,066	1.2
277 to 288	128	5,640,594	0.8
289 to 300	210	14,086,549	2.1
301 to 312	349	43,478,222	6.5
313 to 324	46	3,112,265	0.5
325 to 336	23	1,786,485	0.3
337 to 348	47	4,297,317	0.6
349 to 360	75	11,459,593	1.7
361 and above	43	4,205,823	0.6

Total	36,966	$669,857,875	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	792	$15,693,322	2.3%
Forbearance	2,758	65,147,271	9.7
Repayment
First year in repayment	282	16,530,616	2.5
Second year in repayment	250	12,368,956	1.8
Third year in repayment	298	12,273,868	1.8
More than 3 years in repayment	32,586	547,843,842	81.8

Total	36,966	$669,857,875	100.0%

(1)Of the trust student loans in forbearance status, approximately 151 loans with an aggregate outstanding principal balance of $3,478,673 , representing 0.52% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 146.3 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.3	-	196.0
Forbearance	-	16.1	200.3
Repayment	-	-	169.4

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $15,693,322 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $10,574,991 or approximately 67.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	338	$6,493,888	1.0%
Alaska	40	597,844	0.1
Arizona	800	16,951,702	2.5
Arkansas	208	3,923,411	0.6
California	3,913	80,618,363	12.0
Colorado	625	9,270,394	1.4
Connecticut	515	6,207,826	0.9
Delaware	123	2,808,273	0.4
District of Columbia	133	2,497,168	0.4
Florida	2,963	59,383,840	8.9
Georgia	1,118	27,904,144	4.2
Hawaii	153	2,622,984	0.4
Idaho	147	3,803,444	0.6
Illinois	1,476	26,004,192	3.9
Indiana	1,001	14,105,190	2.1
Iowa	148	2,556,652	0.4
Kansas	617	7,798,631	1.2
Kentucky	295	4,605,147	0.7
Louisiana	1,180	18,877,211	2.8
Maine	105	1,644,586	0.2
Maryland	826	15,937,319	2.4
Massachusetts	1,017	13,996,964	2.1
Michigan	716	14,279,430	2.1
Minnesota	384	8,012,367	1.2
Mississippi	311	5,996,076	0.9
Missouri	746	11,047,357	1.6
Montana	86	1,446,553	0.2
Nebraska	52	1,150,501	0.2
Nevada	235	3,917,092	0.6
New Hampshire	181	2,809,959	0.4
New Jersey	1,012	17,895,651	2.7
New Mexico	111	1,457,326	0.2
New York	2,434	41,617,859	6.2
North Carolina	829	16,412,656	2.5
North Dakota	24	323,868	*
Ohio	1,887	35,904,954	5.4
Oklahoma	718	11,598,298	1.7
Oregon	566	9,438,611	1.4
Pennsylvania	1,328	23,086,436	3.4
Rhode Island	87	1,376,341	0.2
South Carolina	418	9,257,386	1.4
South Dakota	48	569,161	0.1
Tennessee	763	16,005,273	2.4
Texas	3,180	54,363,747	8.1
Utah	139	2,779,436	0.4
Vermont	61	798,134	0.1
Virginia	969	17,696,383	2.6
Washington	1,016	15,646,891	2.3
West Virginia	174	1,952,893	0.3
Wisconsin	327	5,417,243	0.8
Wyoming	47	996,034	0.1
Other	376	7,994,786	1.2

Total	36,966	$669,857,875	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	19,387	$273,486,465	40.8%
Other Repayment Options(1)	13,567	233,883,382	34.9
Income-driven Repayment(2)	4,012	162,488,028	24.3

Total	36,966	$669,857,875	100.0%

(1)  Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 168 loans with an aggregate outstanding principal balance of $8,274,334 currently in an interest-only period.  These interest-only loans represent approximately 1.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	17,721	$248,479,496	37.1%
Unsubsidized	19,245	421,378,379	62.9

Total	36,966	$669,857,875	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	94	$5,390,207	0.8%
October 1, 1993 through June 30, 2006	36,872	664,467,668	99.2
July 1, 2006 and later	0	0	0.0

Total	36,966	$669,857,875	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,378	$18,503,235	2.8%
College Assist	8	367,994	0.1
Educational Credit Management Corporation	3,198	45,610,207	6.8
Florida Off Of Student Fin'l Assistance	1,041	12,434,864	1.9
Great Lakes Higher Education Corporation	18,143	390,866,698	58.4
Kentucky Higher Educ. Asst. Auth.	895	11,432,017	1.7
Michigan Guaranty Agency	371	5,185,315	0.8
Oklahoma Guaranteed Stud Loan Prog	609	8,787,949	1.3
Pennsylvania Higher Education Assistance Agency	3,216	42,578,048	6.4
Texas Guaranteed Student Loan Corp	8,107	134,091,549	20.0
Total	36,966	$669,857,875	100.0%